UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2024

BUKIT JALIL GLOBAL ACQUISITION 1 LTD.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41729	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

31-1 Taman Miharja Phase 3B, Jalan 3/93, 2 ½ Miles, Cheras

Kuala Lumpur, Malaysia 55200

 (Address of principal executive offices)

+603-91339688

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Ordinary Share, $0.0001 par value, one-half of one redeemable Warrant to acquire one Ordinary Share, and one Right to acquire one-tenth of one Ordinary Share	BUJAU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	BUJA	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Ordinary Share at an exercise price of $11.50	BUJAW	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-tenth of one Ordinary Share	BUJAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 29, 2024, Bukit Jalil Global Acquisition 1 Ltd., a Cayman Islands exempted company (the “Company”) held an extraordinary general meeting (the “Extraordinary Meeting”), where the shareholders of the Company approved, among others, the Company to amend the Investment Management Trust Agreement dated June 27, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company (the “Trustee”) to provide that the Trustee must commence liquidation of the Company’s trust account (the “Trust Account”) by the 12-month anniversary of the closing of the IPO, or, in the event that the Company extended ( on a monthly basis), the time to complete the business combination for up to 24-month from the closing of the IPO (each of such monthly extensions, the “Monthly Extension”) but has not completed the business combination within the applicable monthly anniversary of the closing of the IPO. Upon the shareholders’ approval, on July 1, 2024, the Company and the Trustee entered into the amendment to the Trust Agreement. To effectuate each Monthly Extension, the Company will deposit the monthly extension fee in the amount of $100,000 for all remaining public share in the Trust Account (the “Monthly Extension Payment”).

A copy of the amendment to the Trust Agreement (the “Trust Amendment”) is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Trust Amendment does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Trust Amendment.

The disclosures set forth under Item 2.03 is incorporated by reference with respect to the Note (as defined below).

Capitalized terms used but not defined in this Current Report on Form 8-K shall have the meanings set forth in the definitive proxy statement filed by the Company with the Securities and Exchange Commission (the “SEC”) on June 7, 2024 (as amended, the “Proxy Statement”).

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On or about July 1, 2024, an aggregate of $100,000 of the Monthly Extension Payment was deposited into the Trust Account for the public shareholders, which enables the Company to extend the period of time it has to consummate its initial business combination by one month from June 30, 2024 to July 30, 2024 (the “Extension”). The Extension is the first of the twelve Monthly Extensions permitted under the Company’s governing documents.

In connection with the Monthly Extension Payment, the Company issued an unsecured promissory note of $100,000 (the “Note”) to Bukit Jalil Global Investment Ltd., a Cayman Islands company, the sponsor of the Company (the “Sponsor”).

The Note bears no interest and is payable in full upon the earlier to occur of (i) the consummation of the Company’s business combination or (ii) the date of expiry of the term of the Company (the “Maturity Date”). The following shall constitute an event of default: (i) a failure to pay the principal within five business days of the Maturity Date; (ii) the commencement of a voluntary or involuntary bankruptcy action, (iii) the breach of the Company’s obligations thereunder; (iv) any cross defaults; (v) an enforcement proceedings against the Company; and (vi) any unlawfulness and invalidity in connection with the performance of the obligations thereunder, in which case the Note may be accelerated.

The payees of the Note, the Sponsor, has the right, but not the obligation, to convert the Note, in whole or in part, respectively, into private units (the “Units”) of the Company, each consisting of one ordinary share, par value $0.0001 per share (the “Ordinary Share”), one-half of one warrant, and one right to receive one-tenth (1/10) of one Ordinary Share upon the consummation of a business combination, as described in the prospectus of the Company (File No: 333- 272605), by providing the Company with written notice of the intention to convert at least two business days prior to the closing of the business combination. The number of Units to be received by the Sponsor in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to the Sponsor by (y) $10.00.

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The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

A copy of the Note is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Note does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Note.

Item 3.02 Unregistered Sales of Equity Securities.

The information disclosed under Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 to the extent required herein. The Units (and the underlying securities) issuable upon conversion of the Note, if any, (1) may not, subject to certain limited exceptions, be transferable or salable by the Sponsor until the completion of the Company’s initial business combination and (2) are entitled to registration rights.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Extraordinary Meeting, the shareholders of the Company approved the proposal to amend Articles 48.7 and 48.8 of the Company’s Amended and Restated Memorandum and Articles of Association (the “Current MAA”) to provide that the Company must (i) consummate a business combination, or (ii) cease its operations except for the purpose of winding up if it fails to complete such Business Combination and redeem or repurchase 100% of the Company’s public shares included as part of the public units issued in the Company’s initial public offering, by June 30, 2024 (the “Termination Date”), and if the Company does not consummate a business combination by June 30 2024, the Termination Date may be extended up to twelve times, each by a Monthly Extension, for a total of up to twelve months to June 30, 2025, without the need for any further approval of the Company’s shareholders.

In addition, at the Extraordinary Meeting, the shareholders of the Company also approved the proposal to amend Articles 48.2, 48.4, 48.5, and 48.8 of the Current MAA (such amendment, together with the amendment mentioned in the last paragraph, the “MAA Amendment”) to eliminate the limitation that the Company may not redeem the Company’s public shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions.

A copy of the MAA Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference. The foregoing description of the MAA Amendment does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the MAA Amendment.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 23, 2024, the record date of the Extraordinary Meeting, there were 7,761,807 issued and outstanding Ordinary Shares, approximately 90.91% of which were represented in person or by proxy at the Extraordinary Meeting.

The final results for the matter submitted to a vote of the Company’s shareholders at the Extraordinary Meeting are as follows:

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1. The MAA Amendment Proposal

The shareholders approved the proposal to amend the Company’s Current MAA to provide that the Company must (i) consummate a business combination, or (ii) cease its operations except for the purpose of winding up if it fails to complete such business combination and redeem or repurchase 100% of the Company’s public shares included as part of the public units issued in the Company’s initial public offering, by June 30, 2024, and if the Company does not consummate a business combination by June 30, 2024, the Termination Date may be extended up to twelve times, each by a Monthly Extension, for a total of up to twelve months to June 30, 2025, without the need for any further approval of the Company’s shareholders. The voting results were as follows:

FOR	AGAINST	ABSTAIN
4,876,834	2,129,304	50,000

2. The Trust Amendment Proposal

The shareholders approved the proposal to amend the Trust Agreement to provide that the Trustee must commence liquidation of the Trust Account by the 12-month anniversary of the closing of the IPO, or, in the event that the Company extended (on a monthly basis), the time to complete the business combination for up to 24-month from the closing of the IPO but has not completed the business combination within the applicable monthly anniversary of the closing of the IPO.  The voting results were as follows:

FOR	AGAINST	ABSTAIN
4,776,834	2,129,304	150,000

3. The NTA Requirement Amendment Proposal

The shareholders of the Company approved the proposal to amend the Company’s Current MAA to eliminate the limitation that the Company may not redeem the Company’s public shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions. The voting results were as follows:

FOR	AGAINST	ABSTAIN
4,876,834	2,129,304	50,000

4. The Adjournment Proposal

The shareholders of the Company approved the proposal to approve the adjournment of the Extraordinary Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Proposals and/or the NTA Requirement Amendment Proposal, or if we determine that additional time is necessary to effectuate the MAA Amendment and/or the NTA Requirement Amendment. The Adjournment Proposal will only be presented at the Extraordinary Meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Extension Proposals or the NTA Requirement Amendment Proposal. The voting results were as follows:

FOR	AGAINST	ABSTAIN
4,975,433	2,029,304	51,401

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Item 8.01. Other Events.

On June 28, 2024, the Company issued a press release (the “Adjournment Press Release”) announcing, among other things, (i) the adjournment of the Extraordinary Meeting (the “Adjournment”) to June 29, 2024, at 9:00 p.m. Eastern Time, in order to allow additional time for the Company to engage with its shareholders, and (ii) in connection with the Adjournment, if the Charter Amendment and Trust Amendment are approved, the Company will accept reversal of redemption requests received even following the Extraordinary Meeting until 5:00 p.m. Eastern Time on July 3, 2024.

A copy of the Adjournment Press Release is attached hereto as Exhibit 99.1. The information in Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Amendment to the Amended and Restated Memorandum and Articles of Associate.
10.1	Amendment to the Investment Management Trust Agreement dated July 1, 2024, between the Company and Continental Stock Transfer & Trust Company.
10.2	Promissory Note, dated July 1, 2024, issued by the Company to Bukit Jalil Global Investment Ltd.
99.1	Press Release dated June 28, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bukit Jalil Global Acquisition 1 Ltd.

Date: July 1, 2024	By:	/s/ Seck Chyn “Neil” Foo
	Name:	Seck Chyn “Neil” Foo
	Title:	Director and Chief Executive Officer

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